                                                                   EXHIBIT 10.23

                               AMENDMENT NO. 1
                                     TO
                              CREDIT AGREEMENT


     AMENDMENT NO. 1 dated as of June 28, 1996 to the Credit Agreement dated as of March 28, 1996 among Johnston Industries, Inc., Wellington Sears Company, Southern Phenix Textiles, Inc., Opp and Micolas Mills, Inc., Johnston Industries Composite Reinforcements, Inc. and T.J. Beall Company (each, a "Borrower" and collectively, the "Borrowers"), the banks named therein (each, a "Bank" and collectively, the "Banks"), The Chase Manhattan Bank, N.A., as Administrative Agent, Chase Securities, Inc., as Arranger and Nationsbank, N.A., as Syndication Agent (the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

                                 WITNESSETH:

     WHEREAS, the Banks, each Borrower, the Administrative Agent, the Arranger and the Syndication Agent entered into the Credit Agreement, pursuant to which certain Banks made Revolving Credit Loans, Term Loans A and Term Loans B to the Borrowers in the aggregate principal amounts of $80,000,000, $40,000,000 and $40,000,000, respectively; and

     WHEREAS, the Borrowers have requested, and the Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement to better reflect the operation of the Loans extended thereunder and to modify the Borrowers' covenant regarding the permitted minimum amounts of Consolidated Tangible Net Worth, and the Borrowers further wish to confirm and reaffirm their joint and several obligations under the Credit Agreement as amended hereby.

     NOW, THEREFORE, each Bank, the Administrative Agent, the Syndication Agent, the Arranger and each Borrower, on a joint and several basis, hereby agree as follows:

     1. Amendment to Definitions. Section 1.01 of the Credit Agreement is amended hereby as follows:

        a. The definition of "SBA Sale" is deleted in its entirety.

        b. The following defined terms are added to Section 1.01 in alphabetical order therein:

           "Net Sales Proceeds" shall have the meaning assigned to that term in Section 2.07(a).

           "Sale" shall have the meaning assigned to that term in
           Section 2.07(a).

     2. Amendment to Section 2.01(b) - Repayment of Term Loans. Section 2.01(b) of the Credit Agreement is amended hereby to delete the second sentence of said clause in its entirety and to substitute it with the following:

        "The Term Loans shall be repaid in equal quarterly installments of the annual aggregate amounts set forth below until and including the Term Loan A Termination Date and Term Loan B Termination Date, respectively, such that on the last Business day of each calendar quarter, each Bank shall be paid an amount equal to such Bank's pro rata share of the quarterly installment of the annual amounts set forth below for Term Loan A or Term Loan B, as the case may be (calculated based on its Term Loan Percentage):".

     3. Amendment to Section 2.07 - Mandatory Prepayments.




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


            a. Section 2.07 of the Credit Agreement is amended hereby to delete paragraph (a) thereof in its entirety and to substitute said paragraph with the following:

            "(a) Within six months after the Closing Date (the "Sale Period"), the Borrowers will cause to be discharged in full (by repayment, assumption or otherwise) all obligations of the Consolidated Entities in respect of the SBA Loans. If, at any time, any Consolidated Entity sells or otherwise disposes of all or any substantial part of its assets (other than in the ordinary course of business) (a "Sale"), then the cash proceeds (net of taxes and transaction expenses, including commissions) of such Sale (the "Net Sales Proceeds") shall be applied to discharge the SBA Loans, the Term Loans and the Revolving Credit Loans as follows:

            (1) 100% of Net Sales Proceeds received on or before the first anniversary of the Closing Date shall be applied:

                  First, to the SBA Loans (to the extent not discharged by assumption or otherwise) or the principal installments on the Term Loans in inverse order of their maturities, at the Borrowers' option, until (i) the obligations of the Consolidated Entities in respect of the SBA Loans have been discharged in full and (ii) $5,500,000 shall have been applied to the principal installments of the Term Loans; and

                  Second, at the Borrowers' option (provided that Borrowers shall have no option if a Default has occurred and is continuing), to the principal installments of the Term Loans in inverse order of their maturities or to the Revolving Credit Loans.

            (2) 100% of Net Sales Proceeds received after the first anniversary of the Closing Date shall be applied:

                  First, to the principal installments of the Term Loans in inverse order of their maturities until the Term Loans shall have been paid in full; and

                  Second, to the Revolving Credit Loans until the Revolving Credit Loans shall be paid in full."

            b. Section 2.07 of the Credit Agreement is hereby further amended to add to paragraph (d) thereof the following:

            "; provided, however, that any mandatory prepayments under Section 2.07(a)(1) in respect of Net Sales Proceeds received during the Sale Period need not be applied until the end of such Sale Period."

            4.    Amendment to Section 7.01 - Affirmative Covenants.  Section
7.01 of the Credit Agreement is hereby amended as follows:

            a. Section 7.01(o). Section 7.01(o) is amended by substituting "150 days" for "45 days" where it appears therein. Time shall be of the essence with respect to the time period for Borrowers to comply with their joint and several obligations regarding delivery of surveys, which is hereby extended to 150 days from the Closing Date in lieu of 45 days.

            b. Section 7.01(p). Section 7.01(p) is amended by substituting "90 days" for "60 days" where it appears therein as an extension of the time period for Borrowers to procure Interest Rate Protection Agreements.

            c. Section 7.01(s). Section 7.01(s) is amended by substituting "150 days" for "45 days" where it appears therein. Time shall be of the essence with respect to the time period for

            Borrowers to comply with their joint and several obligations regarding delivery of mortgages with respect to Real Property owned by TJB, which is hereby extended to 150 days from the Closing Date in lieu of 45 days.

            5.   Amendment to Section 7.03 - Financial Covenants.

            a. Section 7.03 of the Credit Agreement is hereby amended to delete paragraph (b) thereof in its entirety and to substitute said paragraph with the following:

     "(b) Capital Expenditures. Permit Consolidated Capital Expenditures to exceed (i) $24,000,000 for the fiscal year ending December 31, 1996 and
     (ii) the lesser of (x) $25,000,000 for the fiscal year ending December 31, 1997 and for all fiscal years thereafter, or (y) 110% of the depreciation amount set forth in the Consolidated Entities' Financial Statements for the previous fiscal year, provided that, amounts of Consolidated Capital Expenditures permitted hereunder but not utilized in any fiscal year may be carried forward and utilized in the following fiscal year, so long as, after giving effect to such carry-forward, the Borrowers remain in compliance with all covenants contained in ARTICLE VII."

            b. Section 7.03 of the Credit Agreement is hereby amended to delete paragraph (d) thereof in its entirety and to substitute said paragraph with the following:

     "(d) Consolidated Tangible Net Worth. Permit its Consolidated Tangible Net Worth, at all times during the periods set forth below, to be less than the amount set forth opposite such period:


                              Period:              Amount:
                              ------               ------
                    Closing Date - 3/31/97       $44,000,000
                           4/l/97- 9/30/97       $49,000,000
                        10/l/97 - 12/31/97       $54,000,000
                           1/l/98- 9/30/98       $69,000,000
                        10/l/98 and at all
                          times thereafter       $75,000,000



     6. Representations, Warranties and Covenants of the Borrowers. Each Borrower hereby represents and warrants to each Bank that on and as of the date hereof (i) the representations and warranties of the Borrowers contained in the Credit Agreement and any other Loan Document delivered in connection therewith to which it is a party are true and correct with the same force and effect as though made on and as of the date hereof, (ii) the Borrowers are in compliance with all covenants contained in the Credit Agreement (as amended hereby), and
(iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement (as amended hereby) or any other Loan Document delivered in connection therewith to which it is a party, after giving effect to this Amendment. To the extent any claim or offset may exist as of the date hereof, each Borrower, on behalf of itself and its successors and assigns, hereby forever and irrevocably (a) releases each Bank, the Agent, the Arranger and the Syndication Agent and their respective officers, representatives, agents, attorneys, employees, successors and assigns (collectively, the "Released Parties"), from any and all claims, demands, damages, suits, cross-complaints and causes of action of any kind and nature whatsoever, whether known or unknown and wherever and howsoever arising, and (b) waives any right of off-set such Borrower may have against any of the Released Parties.

     7. Credit Agreement in Full Force and Effect. Except as expressly modified hereby, the Credit Agreement shall remain unchanged and in full force and effect as executed and each Borrower hereby confirms and reaffirms all of the terms and conditions of the Credit Agreement.

     8. Entire Understanding. The Credit Agreement and this Amendment contain the entire understanding of and supersede all prior agreements, written and verbal, among the Banks, the Administrative



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

Agent, the Syndication Agent, the Arranger and the Borrowers with respect to the subject matter hereof and shall not be modified except in writing executed by the parties hereto.
     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWERS:


     JOHNSTON INDUSTRIES, INC.                WELLINGTON SEARS COMPANY

     By: /s/John W. Johnson                   By: /s/John W. Johnson
     -------------------------------          -----------------------------
     Name:John W. Johnson                     Name:John W. Johnson
     Title:Vice President and C.F.O.          Vice President


     OPP AND MICOLAS MILLS, INC.              T.J. BEALL COMPANY

     By: /s/John W. Johnson                   By: /s/John W. Johnson
     -------------------------------          -----------------------------
     Name:John W. Johnson                     Name:John W. Johnson
     Title:Vice President                     Vice President


     SOUTHERNPHENIX TEXTILES, INC.            JOHNSTON INDUSTRIES COMPOSITE
                                              REINFORCEMENTS, INC.


     By: /s/John W. Johnson                   By: /s/John W. Johnson
     -------------------------------          -----------------------------
     Name:John W. Johnson                     Name:John W. Johnson
     Title:Vice President                     Vice President


     THE ADMINISTRATIVE AGENT:                THE ARRANGER:

     THE CHASE MANHATTAN BANK, N.A.           CHASE SECURITIES, INC.

     By:                                      By:
        ----------------------------             --------------------------
     Name:                                    Name:
        ----------------------------               ------------------------
     Title:                                   Title:
        ----------------------------                -----------------------


THE SYNDICATION AGENT:

NATIONSBANK, N.A.

     By:
        ----------------------------
     Name:
        ----------------------------
     Title:
        ----------------------------




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



THE BANKS:

THE CHASE MANHATTAN BANK, N.A.               NATIONS BANK, N.A.


By:                                          By:
   ------------------------------               ---------------------------
Name:                                        Name:
     ----------------------------                 -------------------------
Title:                                       Title:
      ---------------------------                  ------------------------

FIRST ALABAMA BANK                           COMERICA BANK

By:                                          By:
   ------------------------------               ---------------------------
Name:                                        Name:
     ----------------------------                 -------------------------
Title:                                       Title:
      ---------------------------                  ------------------------

VAN KAMPEN AMERICAN CAPITAL                  CORESTATES FINANCIAL CORP.


By:                                          By:
   ------------------------------               ---------------------------
Name:                                        Name:
     ----------------------------                 -------------------------
Title:                                       Title:
      ---------------------------                  ------------------------

WACHOVIA BANK OF GEORGIA, N.A.               THE SUMITOMO BANK, LTD.

By:                                          By:
   ------------------------------               ---------------------------
Name:                                        Name:
     ----------------------------                 -------------------------
Title:                                       Title:
      ---------------------------                  ------------------------


                                             By:
                                                ---------------------------
                                             Name:
                                                  -------------------------
                                             Title:
                                                   ------------------------




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